UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 6, 2012
Date of Report (Date of Earliest Event Reported)

FIRST CALIFORNIA FINANCIAL GROUP, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	000-52498	38-3737811
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3027 Townsgate Road, Suite 300
Westlake Village, CA 91361

(Address of principal executive offices) (Zip Code)

(805) 322-9655
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into a Material Definitive Agreement.

On November 6, 2012, First California Financial Group, Inc., a Delaware corporation (“First California” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PacWest Bancorp, a Delaware corporation (“PacWest”).  Under the terms of the Merger Agreement, the Company will be merged with and into PacWest (the “Merger”), with PacWest surviving the Merger. The Merger Agreement also provides that, simultaneously with the Merger, First California Bank, a wholly owned bank subsidiary of the Company, will merge with and into Pacific Western Bank, a wholly owned subsidiary of PacWest, with Pacific Western Bank continuing as the surviving bank. The Merger is intended to qualify as a reorganization within the meaning of the Internal Revenue Code of 1986, as amended.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of the Company (“Company Common Stock”), other than shares held by the Company as treasury stock or by PacWest, will be cancelled and converted into the right to receive a fractional share of common stock of PacWest (the “PacWest Common Stock”) equal to the quotient (the “Exchange Ratio”) obtained by dividing $8.00 by the volume weighted average closing price of PacWest Common Stock for a specified period (the “Average PacWest Common Stock Price”). However, if the Average PacWest Common Stock Price is greater than or equal to $27.00, then the Exchange Ratio will be 0.2963, and if the Average PacWest Common Stock Price is less than or equal to $20.00, then the Exchange Ratio will be 0.4000.

In the event that any shares of the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), or the Company’s Non-Cumulative Perpetual Preferred Stock, Series C, par value $0.01 per share (the “Series C Preferred Stock”), are outstanding immediately prior to the Effective Time, such shares will each be converted into shares of a new respective series of preferred stock of PacWest having rights, preferences, privileges, voting powers and limitations and restrictions thereof, that are the same as the Series A Preferred Stock or the Series C Preferred Stock, respectively, immediately prior to the Effective Time.  As described below, holders of the Series A Preferred Stock have agreed to convert their Series A Preferred Stock into Company Common Stock prior to the Effective Time.

Immediately prior to the Effective Time, each option to purchase Company Common Stock will become fully vested and be cancelled in exchange for the right to receive a cash payment calculated based on the Exchange Ratio, and each share of Company restricted stock will vest and will be converted into the right to receive a number of shares of PacWest Common Stock equal to the Exchange Ratio.

The Company and PacWest have each made customary representations and warranties in the Merger Agreement and agreed to customary covenants, including covenants regarding the operation of the business of the Company and its subsidiaries prior to the closing and covenants prohibiting the Company from soliciting, providing information or entering into discussions concerning proposals relating to alternative business combination transactions, except in limited circumstances relating to unsolicited proposals that constitute, or are reasonably capable of becoming, a superior proposal.

Consummation of the Merger is subject to customary closing conditions, including approval of the Company’s stockholders and PacWest’s stockholders. The Merger Agreement may be terminated under certain circumstances, including by either party if the Merger has not occurred by August 6, 2013, if an order is entered prohibiting or making illegal the transaction and the order has become final and non-appealable, if the stockholders of the Company or PacWest fail to approve the transaction, or upon a material uncured breach by the other party that would cause the closing conditions not to be satisfied.

The Merger Agreement provides certain termination rights for both the Company and PacWest and further provides that upon termination of the Merger Agreement under certain circumstances, PacWest will be obligated to pay the Company a termination fee of $5,000,000 and under certain circumstances, the Company will be obligated to pay PacWest a termination fee of $10,000,000.

Upon consummation of the Merger, the Board of Directors of PacWest will consist of the directors serving on the Board of Directors of PacWest prior to the Effective Time plus two independent directors designated by the Board of Directors of the Company and approved by the  Compensation, Nominating and Governance Committee of PacWest.

A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated in this Item 1.01 by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company or PacWest at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”).

Concurrently with the execution of the Merger Agreement, James O. Pohlad, Robert C. Pohlad and William M. Pohlad (together, the “Principal Shareholders”) have each entered into a Voting and Support Agreement with the Company and PacWest pursuant to which such Principal Shareholders have agreed, subject to the terms set forth therein, to convert their shares of Series A Preferred Stock into shares of Company Common Stock and to vote their shares that are entitled to vote in favor of the adoption of the Merger Agreement and against alternative transactions, and to become subject to certain transfer restrictions with respect to their holdings of Company securities. In addition, concurrently with the execution of the Merger Agreement, each of the directors of the Company have entered into a Voting and Support Agreement with the Company and PacWest pursuant to which such directors have agreed, subject to the terms set forth therein, to vote their shares of Company Common Stock in favor of the adoption of the Merger Agreement and against alternative transactions, and to become subject to certain transfer restrictions. Concurrently with the execution of the Merger Agreement, each of the directors of PacWest has also entered into a Voting and Support Agreement with the Company and PacWest pursuant to which, subject to the terms set forth therein, such directors have agreed to vote their shares of PacWest Common Stock in favor of the adoption of the Merger Agreement and the issuance of PacWest Common Stock in connection with the Merger and to become subject to certain transfer restrictions. Each of these agreements terminates in accordance with its terms if the Merger Agreement is terminated, and in other specified circumstances. The foregoing summary of the voting agreements does not purport to be complete and is qualified in its entirety by the text of such agreements, which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated in this Item 1.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking information about First California that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements, and include statements related to the monitoring of and management of risks in First California’s loan portfolio, the adequacy of sources of liquidity to support First California’s operations and strategic plans, the monitoring of and response to changing market conditions, and the status of the economy in the Southern California communities served by First California.  Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of First California. Forward-looking statements speak only as of the date they are made and First California assumes no duty to update such statements. First California cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to, revenues are lower than expected, credit quality deterioration which could cause an increase in the provision for credit losses, PacWest’s and First California’s ability to complete the Merger, including obtaining regulatory approvals and approval by the stockholders of First California and PacWest, or any acquisitions, successfully integrate such acquired entities, or achieve expected beneficial synergies and/or operating efficiencies within expected time-frames or at all, changes in consumer spending, borrowing and savings habits, technological changes, the cost of additional capital is more than expected, a change in the interest rate environment reduces interest margins, asset/liability repricing risks and liquidity risks, general economic conditions, particularly those affecting real estate values, either nationally or in the market areas in which First California does or anticipates doing business are less favorable than expected, a slowdown in construction activity, volatility in the credit or equity markets and its effect on the general economy, loan delinquency rates, the ability of First California to retain customers, changes in the bank regulatory environment, demographic changes, demand for the products or services of First California as well as their ability to attract and retain qualified people, competition with other banks and financial institutions, First California’s level of small business lending, and other factors. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, First California's results could differ materially from those expressed in, or implied or projected by such forward-looking statements. First California assumes no obligation to update such forward-looking statements.  For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the section titled "Risk Factors" in First California's Annual Report on Form 10-K and any other reports filed by it with the SEC. The documents filed by First California with the SEC may be obtained at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from First California by directing a request to: First California Financial Group, Inc., 3027 Townsgate Road, Suite 300, Westlake Village, CA 91361. Attention: Investor Relations. Telephone (805) 322-9655.

Additional Information about the Proposed Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company and PacWest expect to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the proposed Merger. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and PacWest with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are available free of charge on the Company’s website at www.fcalgroup.com, and copies of the documents filed by PacWest with the SEC are also available free of charge on PacWest’s website at www.pacwestbancorp.com.

The Company, PacWest and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and PacWest’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement, as previously filed with the SEC. Information regarding PacWest’s directors and executive officers can be found in PacWest’s definitive proxy statement, as previously filed with the SEC. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or PacWest, as applicable, using the sources indicated above.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 6, 2012, by and between PacWest Bancorp and First California Financial Group, Inc.*

10.1	Voting and Support Agreement, dated November 6, 2012, by and among PacWest Bancorp, First California Financial Group, Inc., James O. Pohlad, Robert C. Pohlad and William M. Pohlad

10.2	Voting and Support Agreement, dated November 6, 2012, by and among PacWest Bancorp, First California Financial Group, Inc., and directors of First California Financial Group, Inc.

10.3	Voting and Support Agreement, dated November 6, 2012, by and among PacWest Bancorp, First California Financial Group, Inc., and directors of PacWest Bancorp
__________
*           Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CALIFORNIA FINANCIAL GROUP, INC.

Dated: November 9, 2012	By:	/s/ Romolo Santarosa
	Name:	Romolo Santarosa
	Title:	Senior Executive Vice President and Chief Operating Officer/Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 6, 2012, by and between PacWest Bancorp and First California Financial Group, Inc.*

10.1	Voting and Support Agreement, dated November 6, 2012, by and among PacWest Bancorp, First California Financial Group, Inc., James O. Pohlad, Robert C. Pohlad and William M. Pohlad

10.2	Voting and Support Agreement, dated November 6, 2012, by and among PacWest Bancorp, First California Financial Group, Inc., and directors of First California Financial Group, Inc.

10.3	Voting and Support Agreement, dated November 6, 2012, by and among PacWest Bancorp, First California Financial Group, Inc., and directors of PacWest Bancorp

__________

*           Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.